Income Taxes	12 Months Ended
Mar. 31, 2013
Income Taxes

14.  Income Taxes

Income tax benefit (expense) includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax benefit (expense) consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2013	2012	2011

Income (loss) from operations before income taxes:
Domestic[1]	$110.6	$97.1	$66.5
Foreign	(76.9)	54.0	30.1

Total income before income taxes	$33.7	$151.1	$96.6

Income tax (expense) benefit:
Current:
Domestic[1]	$(5.3)	$(2.5)	$(15.6)
Foreign	(14.7)	454.3	(447.4)

Current income tax (expense) benefit	(20.0)	451.8	(463.0)

Deferred:
Domestic[1]	0.7	(4.2)	(22.2)
Foreign	31.1	5.6	41.6

Deferred income tax benefit	31.8	1.4	19.4

Total income tax benefit (expense)	$11.8	$453.2	$(443.6)

[1]	Since JHI plc became an Irish parent holding company during fiscal year 2011, domestic represents both Ireland and The Netherlands for fiscal year 2011.

Income tax benefit (expense) computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax benefit (expense) is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2013	2012	2011
Income tax benefit (expense) at statutory tax rates	$8.8	$(28.4)	$(18.3)
US state income taxes, net of the federal benefit	(0.1)	(0.8)	(1.7)
Asbestos - effect of foreign exchange	(0.3)	(1.9)	(31.7)
Expenses not deductible	(2.0)	(0.7)	(4.0)
Non-assessable items	1.8	0.4	-
Repatriation of foreign earnings	2.7	(0.1)	(32.6)
Amortisation of intangibles	2.0	1.7	(5.9)
Taxes on foreign income	(1.6)	2.6	(2.0)
Tax assessment in dispute	-	478.4	(349.1)
Other permanent items	0.5	2.0	1.7

Total income tax benefit (expense)	$11.8	$453.2	$(443.6)

Effective tax (benefit) rate	(35.0)%	(299.9)%	459.2%

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2013	2012
Deferred tax assets:
Asbestos liability	$452.7	$444.5
Other provisions and accruals	56.5	49.0
Net operating loss carryforwards	18.9	11.0
Foreign tax credit carryforwards	123.9	130.2
Capital loss carryforwards	34.5	34.5

Total deferred tax assets	686.5	669.2
Valuation allowance	(165.1)	(172.3)

Total deferred tax assets, net of valuation allowance	521.4	496.9

Deferred tax liabilities:
Depreciable and amortisable assets	(110.8)	(117.3)
Other	(7.8)	(8.6)

Total deferred tax liabilities	(118.6)	(125.9)

Net deferred tax assets	$402.8	$371.0

The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realised.

At 31 March 2013, the Company had a US tax loss carry-forward of US$4.1 million that will expire in 2031.

At 31 March 2013, the Company had European tax loss carry-forwards of approximately US$24.1 million that are available to offset future taxable income, of which US$19.5 million will never expire. Carry-forwards of US$4.6 million will expire in fiscal years 2016 through 2018. At 31 March 2013, the Company had a 100% valuation allowance against the European tax loss carry-forwards.

At 31 March 2013, the Company had US$115.3 million in Australian capital loss carry-forwards which will never expire. At 31 March 2013, the Company had a 100% valuation allowance against the Australian capital loss carry-forwards. There was no change in the valuation allowance in fiscal year 2013 due to foreign currency fluctuations. Additionally, the Company has Australian tax loss carry-forwards of US$31.4 million that will never expire.

At 31 March 2013, the Company had foreign tax credit carry-forwards of US$123.9 million that are available to offset future taxes payable. At 31 March 2013, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realisation of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realise its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2013. In the future, based on review of the empirical evidence by management at that time, if management determines that realisation of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realisable value.

At 31 March 2013, the undistributed earnings of non-Irish subsidiaries approximated US$654.6 million. The Company intends to indefinitely reinvest its undistributed earnings of subsidiaries owned by its US subsidiary and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to these undistributed earnings is impracticable to determine at this time.

Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognises a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

In fiscal years 2013, 2012 and 2011, the Company recorded an income tax benefit of US$0.2 million, income tax expense of US$0.5 million and nil, respectively, as a result of the finalisation of certain tax audits (whereby certain matters were settled), the expiration of the statute of limitations related to certain tax positions.

The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia, New Zealand, the Philippines and The Netherlands. The Company is no longer subject to US federal examinations by the IRS for tax years prior to tax year 2009. The Company is no longer subject to examinations by The Netherlands tax authority, for tax years prior to tax year 2008. The Company is no longer subject to Australian federal examinations by the ATO for tax years prior to tax year 2009.

Taxing authorities from various jurisdictions in which the Company operates are in the process of auditing the Company’s respective jurisdictional income tax returns for various ranges of years. The Company accrues income tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.

In connection with the Company’s re-domicile from The Netherlands to Ireland, the Company became an Irish tax resident on 29 June 2010. While the Company was domiciled in The Netherlands, the Company derived significant tax benefits under the US-Netherlands tax treaty. The treaty was amended during fiscal year 2005 and became effective for the Company on 1 February 2006. The amended treaty provided, among other things, requirements that the Company must meet for the Company to qualify for treaty benefits and its effective income tax rate. During fiscal year 2006, the Company made changes to its organisational and operational structure to satisfy the requirements of the amended treaty and believes that it was in compliance and qualified for treaty benefits while the Company was domiciled in The Netherlands. However, if during a subsequent tax audit or related process, the IRS determines that these changes did not meet the requirements, the Company may not qualify for treaty benefits and its effective income tax rate could significantly increase beginning in the fiscal year that such determination is made, and it could be liable for taxes owed for calendar year 2010 during the period in which the Company was domiciled in The Netherlands.

The Company believes that it is more likely than not that it was in compliance and should qualify for treaty benefits for calendar year 2010 during the period in which the Company was domiciled in The Netherlands. Therefore, the Company believes that the requirements for recording a liability have not been met and therefore it has not recorded any liability at 31 March 2013.

Unrecognised Tax Benefits

A reconciliation of the beginning and ending amount of unrecognised tax benefits and interest and penalties are as follows:

(US$ millions)	Unrecognised tax benefits	Interest and Penalties

Balance at 31 March 2010	$7.7	$(26.9)

Additions for tax positions of the current year	0.1	-
Additions for tax positions of prior year	153.3	195.8
Other reductions for the tax positions of prior periods	(0.4)	(0.2)
Foreign currency translation adjustment	24.8	27.6

Balance at 31 March 2011	$185.5	$196.3

Additions for tax positions of the current year	0.2	-
Additions for tax positions of prior year	-	6.1
Settlements paid during the current period	(184.4)	(208.9)
Other reductions for the tax positions of prior periods	(5.2)	-
Foreign currency translation adjustment	6.5	7.4

Balance at 31 March 2012	$2.6	$0.9

Additions for tax positions of the current year	0.1	-
Additions (deletions) for tax positions of prior year	2.6	(0.1)
Expiration of statute of limitations	(2.8)	(0.7)
Other reductions for the tax positions of prior periods	(1.0)	-

Balance at 31 March 2013	$1.5	$0.1

As of 31 March 2013, the total amount of unrecognised tax benefits and the total amount of interest and penalties accrued or prepaid by the Company related to unrecognised tax benefits that, if recognised, would affect the effective tax rate is US$1.5 million and US$0.1 million, respectively.

The Company recognises penalties and interest accrued related to unrecognised tax benefits in income tax expense. During the year ended 31 March 2013, income of US$0.8 million relating to interest and penalties was recognised within income tax expense arising from movements in unrecognised tax benefits. During the prior year, the total amount of interest and penalties recognised in income tax expense was US$6.1 million.

The liabilities associated with uncertain tax benefits are included in other non-current liabilities on the Company’s consolidated balance sheet.

A number of years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognised tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the settlement of ongoing litigation, the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.